UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2010

PUBLIC STORAGE
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	95-3551121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California 91201-2349
(Address of Principal Executive Offices) (Zip Code)

(818) 244-8080
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) By letter dated December 29, 2010, Harvey Lenkin advised the company of his decision to retire from the Board of Trustees effective Monday, January 3, 2011. Mr. Lenkin, age 74, was a member of the Board since 1991 and a member of the Audit and Nominating/Corporate Governance Committees.

A copy of the press release Public Storage issued on January 4, 2011 to announce Mr. Lenkin’s decision to retire from the Public Storage Board of Trustees is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is being filed with this Report:
Exhibit 99.1—Press Release dated January 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           January 4, 2011

PUBLIC STORAGE

By: /s/ Stephanie Heim
Stephanie Heim
Vice President

Exhibit Index

The following exhibit is being filed with this Report:

Exhibit 99.1—Press Release dated January 4, 2011. Filed herewith.